UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2019

SEALED AIR CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12139	65-0654331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2415 Cascade Pointe Boulevard
Charlotte, North Carolina	28208
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (980)-221-3235
Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 30, 2019, Sealed Air Corporation (the “Company”) entered into an Equity Purchase Agreement (the “Purchase Agreement”) with Automated Packaging Systems, Inc. (“APS”), APS Holdings, Inc., and the stockholders of APS. On the terms and subject to the conditions set forth in the Purchase Agreement, the Company has agreed to purchase all of the outstanding equity interests of APS for $510 million in cash, subject to customary adjustments.

The Purchase Agreement includes customary representations, warranties and covenants by the respective parties. The consummation of the transaction is subject to satisfaction or waiver of certain closing conditions, including among others (i) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and receipt of other specified regulatory approvals, (ii) the absence of any proceeding prohibiting or restricting the consummation of the transaction, (iii) the trustee of The Automated Packaging Systems, Inc. Employees’ Stock Ownership Trust and Plan receiving a fairness opinion with respect to the transaction, (iv) the completion of certain internal reorganization of APS, and (v) the APS stockholders’ approval of the transaction. The closing of the transaction is expected to occur in the third quarter of 2019. The Purchase Agreement contains customary termination rights.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which will be filed with the United States Securities and Exchange Commission as an exhibit to the Quarterly Report on Form 10-Q to be filed by the Company for the quarterly period ending June 30, 2019.

Item 2.02 Results of Operations and Financial Condition.

On May 1, 2019, the Company issued a press release announcing its financial results for the quarter ended March 31, 2019. A copy of the press release is furnished herewith as Exhibit 99.1, which is incorporated herein by reference. On May 1, 2019, at 10:00 a.m. (ET), the Company will host an earnings call in which its financial results for the quarter ended March 31, 2019 will be discussed.

The information included in this item, including Exhibit 99.1, is hereby furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

On May 1, 2019, the Company issued a press release announcing its entry into the Purchase Agreement. A copy of the press release is furnished herewith as Exhibit 99.2.

The information contained in Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of Sealed Air Corporation dated May 1, 2019
99.2	Press Release of Sealed Air Corporation dated May 1, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

	By:	/s/ William G. Stiehl
	Name:	William G. Stiehl
	Title:	Senior Vice President and Chief Financial Officer

Dated: May 1, 2019